UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2005

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.   Results Of Operations And Financial Condition.

     On February 7, 2005, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the fourth quarter 2004 and full year 2004 and reiterating its outlook for full year 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.

     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on February 7, 2005. By press releases dated January 24, 2005 and February 3, 2005, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and 2005 outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. A copy of such presentation is furnished as Exhibit 99.2 hereto.

Section 7 – Regulation FD

Item 7.01.   Regulation FD Disclosure.

     On February 8, 2005, Marshall O. Larsen, Chairman, President and Chief Executive Officer of Goodrich, will be making a presentation at the SG Cowen & Co. 26th Annual Aerospace and Defense Technology Conference in New York City. Mr. Larsen’s presentation is scheduled for 11:50 a.m. – 12:20 p.m. Eastern Time.

     By press release dated February 1, 2005, the public was invited to listen to the presentation by live webcast and view the related written presentation by accessing them through the Investor Relations area of Goodrich’s website at www.goodrich.com (see “SG Cowen Conference” link). A page from the written presentation relating to expected future sales from key new programs is furnished as Exhibit 99.3 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Goodrich Corporation Press Release dated February 7, 2005 titled “Goodrich Announces Full Year and Fourth Quarter
2004 Results, Reiterates Outlook for Full Year 2005”.

Exhibit 99.2	Goodrich Corporation written presentation dated February 7, 2005 titled “Goodrich Corporation Full Year and Fourth Quarter 2004 Results”.

Exhibit 99.3	Excerpt from Goodrich Corporation written presentation materials to be presented on February 8, 2005 at the SG Cowen & Co. 26th Annual Aerospace and Defense Technology Conference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: February 7, 2005	By:	/s/ Scott E. Kuechle
Scott E. Kuechle
Vice President and Controller

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EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated February 7, 2005 titled “Goodrich Announces Full Year and Fourth Quarter 2004 Results, Reiterates Outlook for Full Year 2005”.

Exhibit 99.2	Goodrich Corporation written presentation dated February 7, 2005 titled “Goodrich Corporation Full Year and Fourth Quarter 2004 Results”.

Exhibit 99.3	Excerpt from Goodrich Corporation written presentation materials to be presented on February 8, 2005 at the SG Cowen & Co. 26th Annual Aerospace and Defense Technology Conference.

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